                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): March 7, 2002

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)

 STATE OF NEVADA                   000-16741                    94-1667468
 (State or other           (Commission of File Number)       (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)

                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)

                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events.

     On March 7, 2002, Comstock Resources,  Inc. ("Comstock") closed the sale in a private placement of $75.0 million  ("Additional Notes") of its 11 1/4% Senior
Notes due 2007 (the  "Senior  Notes") at a net price to Comstock of 97.25% after the placement agents' discount. After the closing of this transaction,  there is now $220.0 million of aggregate  principal  amount of Senior Notes  outstanding.
Interest on the Senior  Notes is payable  semiannually  on May 1 and November 1, commencing on November 1, 2001.  Because  interest on the Additional Notes began to accrue on November 1, 2001,  each  purchaser  of the Notes paid a premium for the Additional  Notes that was equal to the amount of interest that accrued from
November 1, 2001 to March 7, 2002 so that each purchaser of the Additional Notes will be owed and paid a full  interest  payment  on May 1, 2002 just the same as all other  holders of the Senior Notes.  In connection  with the issuance of the
Additional Notes, Comstock entered into a Registration Rights Agreement with the placement  agents,  a copy of which is  attached  hereto as  Exhibit  10.2.  The
Placement Agreement between Comstock and the placement agents is attached hereto as Exhibit 10.1.

     The net proceeds were used by Comstock to reduce amounts  outstanding under
Comstock's bank credit facility. The borrowing base under Comstock's bank credit facility was reduced to $240.0 million in connection with this transaction.  The
Senior Notes are unsecured  obligations of Comstock and are guaranteed by all of
Comstock's subsidiaries.

     In connection  with this  transaction,  Comstock  entered into that certain
First Supplemental Indenture,  dated March 7, 2002, which sets forth the pricing terms of the  Additional  Notes and also adds  Comstock's  new  subsidiaries  as guarantors of the Senior Notes.  A copy of the First  Supplemental  Indenture is attached hereto as Exhibit 4.1.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(c)  Exhibits

4.1  First Supplemental Indenture,  dated March 7, 2002, by and between Comstock
     Resources,  Inc., the Subsidiary  Guarantors thereto and U.S. Trust Company of Texas, N.A., Trustee,  to the Indenture,  dated as of April 29, 1999 for the 11 1/4% Senior Notes due 2007.

10.1 Placement  Agreement,  dated  February  28, 2002,  by and between  Comstock
     Resources, Inc. and Morgan Stanley & Co. Incorporated, TD Securities (USA),
     Inc. and BMO Nesbitt Burns Corp.

10.2 Registration Rights Agreement, dated March 7, 2002, by and between Comstock
     Resources, Inc. and Morgan Stanley & Co. Incorporated, TD Securities (USA),
     Inc. and BMO Nesbitt Burns Corp.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        COMSTOCK RESOURCES, INC.

Dated: March 7, 2002                    By: /s/ M. Jay Allison
                                        -----------------------
                                           M. Jay Allison
                                           President and Chief Executive Officer

EXHIBIT INDEX

    Item
   Number                       Description
   ------                       -----------

     4.1  First  Supplemental  Indenture,  dated  March 7, 2002,  by and between
          Comstock Resources,  Inc., the Subsidiary  Guarantors thereto and U.S.
          Trust Company of Texas, N.A., Trustee,  to the Indenture,  dated as of
          April 29, 1999 for the 11 1/4% Senior Notes due 2007.

     10.1 Placement Agreement,  dated February 28, 2002, by and between Comstock
          Resources,  Inc. and Morgan Stanley & Co. Incorporated,  TD Securities
          (USA), Inc. and BMO Nesbitt Burns Corp.

     10.2 Registration  Rights  Agreement,  dated March 7, 2002,  by and between
          Comstock  Resources,  Inc. and Morgan Stanley & Co.  Incorporated,  TD
          Securities (USA), Inc. and BMO Nesbitt Burns Corp.